Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending October 31, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)                the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$—

12.04 (b)                the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	—
A-4AR Notes	145,545
A-5AR Notes	328,125
B-2AR Notes	38,267
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	437,500
B-3AR Notes	133,194
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	314,844
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,397,476

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending October 31, 2007

12.04 (c)                the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)                the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,261,283,536

12.04 (e)     the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a)

above;

Class	Balance
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	38,381,000
A-4AR Notes	28,600,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	90,575,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	130,713,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,306,869,000

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending October 31, 2007

12.04 (f)                  the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	0.000%
A-2AR Notes	0.000%
A-3AR Notes	0.000%
B-1AR Notes	0.000%
A-1L Notes	5.605%
A-4AR Notes	5.200%
A-5AR Notes	5.000%
B-2AR Notes	6.220%
A-2L Notes	5.535%
A-3L Notes	5.585%
A-6AR Notes	5.150%
B-3AR Notes	6.200%
A-4L Notes	5.535%
A-5L Notes	5.625%
A-6L Notes	5.655%
B-4AR Notes	6.150%
A-7L Notes	5.535%
A-8L Notes	5.635%
A-9L Notes	5.665%
A-10L Notes	5.695%
A-11L Notes	5.735%

12.04 (g)               the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	162,627

12.04 (h)     the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	39,815
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)      the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$15,230,029	3,823,280	19,053,309

                                                                Of the total amount recovered above, $ 1,240,372.61 was in-transit as of 10-31-07, and was received in early November.

12.04 (j)      the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$17,473,463	—

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending October 31, 2007

Acquisition Fund:

12.04 (k)              the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)      the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)    the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)               the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)     the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,310	$31,469,290
31 - 60 days	1,559	49,910,757
61 - 90 days	732	23,794,975
91 - 120 days	499	17,303,375
Over 120 days	1,257	41,133,582
Claims filed	284	8,190,503
	5,641	$171,802,482

                        * Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending October 31, 2007

12.04 (p)                the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$57,472,818	$159,234	$57,632,052
Reserve Fund	17,473,463	77,151	17,550,614
Acquisition Fund	—	0	0
Redemption Fund	—	—	—
Student Loan Receivable	2,261,283,536	32,421,588	2,293,705,124
Total	$2,336,229,817	$32,657,974	$2,368,887,791

Class	Balance	Accrued Interest	Total
A-1AR Notes	$—	$—	$—
A-2AR Notes	—	—	—
A-3AR Notes	—	—	—
B-1AR Notes	—	—	—
A-1L Notes	38,381,000	388,421	38,769,421
A-4AR Notes	28,600,000	8,262	28,608,262
A-5AR Notes	60,000,000	16,667	60,016,667
B-2AR Notes	8,000,000	12,440	8,012,440
A-2L Notes	90,575,000	905,184	91,480,184
A-3L Notes	235,000,000	2,369,747	237,369,747
A-6AR Notes	100,000,000	—	100,000,000
B-3AR Notes	25,000,000	30,139	25,030,139
A-4L Notes	130,713,000	1,306,313	132,019,313
A-5L Notes	171,000,000	1,736,719	172,736,719
A-6L Notes	245,000,000	2,501,552	247,501,552
B-4AR Notes	32,000,000	5,467	32,005,467
A-7L Notes	90,000,000	899,438	90,899,438
A-8L Notes	372,000,000	3,784,842	375,784,842
A-9L Notes	143,000,000	1,462,672	144,462,672
A-10L Notes	234,000,000	2,406,138	236,406,138
A-11L Notes	303,600,000	3,143,736	306,743,736
	$2,306,869,000	$20,977,734	$2,327,846,734

Value of the Trust Estate:
Student Loans - unpaid principal	$2,261,283,536
Student Loans - accrued interest/special allowance	32,421,588
Funds held on deposit	74,946,280.74
Funds held on deposit - accrued interest	236,386
Total	$2,368,887,791

Unpaid principal balance of Notes Outstanding	$2,306,869,000
Unpaid principal balance of Senior Notes Outstanding	$2,241,869,000
Parity - Notes Outstanding	102.69%
Parity - Senior Notes Outstanding	105.67%

12.04 (q)     the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,183	212,174,113	9.38%
Financed Student Loans in deferment	8,683	358,458,504	15.85%